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                        SUPPLEMENT DATED MARCH 29, 2004

                                       TO

                    PROSPECTUSES DATED MAY 1, 2003 AND LATER
                             __________________________

This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 and later for variable life insurance policies and variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The table of variable investment options on the first page of these prospectuses discloses that "International Equity Index" is one of the available variable investment options. We refer to these prospectuses as the "Product Prospectuses."

                       AMENDMENT TO PRODUCT PROSPECTUSES

     On March 29, 2004, SSgA Funds Management, Inc. replaced the previous manager for the fund underlying the International Equity Index variable investment option. The table on the cover page of each Product Prospectus is revised, with respect to that variable investment option, to read as follows:

VARIABLE INVESTMENT OPTION:                       UNDERLYING FUNDMANAGED BY:
Equity Options:
 International Equity Index                       SSgA Funds Management, Inc.
                             __________________________

THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS SUPPLEMENT DATED MARCH 29, 2004 FOR THE JOHN HANCOCK VARIABLE SERIES TRUST I - INTERNATIONAL EQUITY INDEX FUND. BE SURE TO READ THE PROSPECTUS FOR THAT FUND, AS SUPPLEMENTED, BEFORE SELECTING
                  THE CORRESPONDING VARIABLE INVESTMENT OPTION.
                           __________________________

INT EQ PROD SUP (3/04)